Exhibit 24.1
                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Jeffrey A. Bonney, Peter B. Fritzinger and Mark E. Monroe, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities to sign the registration statement on Form S-3 under the Securities Act of 1933 of Louis Dreyfus Natural Gas Corp. (the "Corporation") relating to the offer and sale of shares of Common Stock to the public by the Corporation and the selling shareholder named in the Registration Statement, and any and all amendments thereto (including post-effective amendments), and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

DATED this 6th day of February, 1997.

Signature                         Title

/s/ Mark Monroe                   President & CEO
------------------------        ------------------

Mark Monroe
------------------------
(Please print name)

                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Jeffrey A. Bonney, Peter B. Fritzinger and Mark E. Monroe, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities to sign the registration statement on Form S-3 under the Securities Act of 1933 of Louis Dreyfus Natural Gas Corp. (the "Corporation") relating to the offer and sale of shares of Common Stock to the public by the Corporation and the selling shareholder named in the Registration Statement, and any and all amendments thereto (including post-effective amendments), and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

DATED this 6th day of February, 1997.

Signature                          Title

/s/ R.E. Bross                  Executive Vice President
------------------------        ------------------------

R.E. Bross
------------------------
(Please print name)

                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Jeffrey A. Bonney, Peter B. Fritzinger and Mark E. Monroe, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities to sign the registration statement on Form S-3 under the Securities Act of 1933 of Louis Dreyfus Natural Gas Corp. (the "Corporation") relating to the offer and sale of shares of Common Stock to the public by the Corporation and the selling shareholder named in the Registration Statement, and any and all amendments thereto (including post-effective amendments), and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

DATED this 6th day of February, 1997.

Signature                          Title

/s/ Jeffrey A. Bonney           Vice President and Chief Accounting Officer
------------------------        -------------------------------------------

Jeffrey A. Bonney
------------------------
(Please print name)

                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Jeffrey A. Bonney, Peter B. Fritzinger and Mark E. Monroe, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities to sign the registration statement on Form S-3 under the Securities Act of 1933 of Louis Dreyfus Natural Gas Corp. (the "Corporation") relating to the offer and sale of shares of Common Stock to the public by the Corporation and the selling shareholder named in the Registration Statement, and any and all amendments thereto (including post-effective amendments), and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

DATED this 6th day of February, 1997.

Signature                          Title

/s/ Daniel R. Finn, Jr.           Director
------------------------        -----------

Daniel Finn
------------------------
(Please print name)

                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Jeffrey A. Bonney, Peter B. Fritzinger and Mark E. Monroe, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities to sign the registration statement on Form S-3 under the Securities Act of 1933 of Louis Dreyfus Natural Gas Corp. (the "Corporation") relating to the offer and sale of shares of Common Stock to the public by the Corporation and the selling shareholder named in the Registration Statement, and any and all amendments thereto (including post-effective amendments), and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

DATED this 6th day of February, 1997.

Signature                          Title

/s/ John J. Hogan, Jr.           Director
------------------------        -----------

John J. Hogan, Jr.
------------------------
(Please print name)

                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Jeffrey A. Bonney, Peter B. Fritzinger and Mark E. Monroe, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities to sign the registration statement on Form S-3 under the Securities Act of 1933 of Louis Dreyfus Natural Gas Corp. (the "Corporation") relating to the offer and sale of shares of Common Stock to the public by the Corporation and the selling shareholder named in the Registration Statement, and any and all amendments thereto (including post-effective amendments), and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

DATED this 6th day of February, 1997.

Signature                          Title

/s/ James T. Rodgers, III          Director
--------------------------        -----------

James T. Rodgers
--------------------------
(Please print name)